Finance Income (Expenses), Net (Tables)	12 Months Ended
Dec. 31, 2023
Finance Income (Expenses), Net [Abstract]
Schedule of Finance Income (Expense), Net	Composition:
	For the year ended December 31,
	2023	2022	2021

Interest income on short-term deposits and other	1,770	1,047	101
Bank fees and interest expenses	(13)	(12)	(13)
Changes in provision for royalties	94	37	22
Exchange rate differences	(188)	(25)	(43)
Changes in fair value of derivatives	56	(121)	52
Total financing income, net	1,719	926	119